Organization and Description of Business	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Description of Business	Organization and Description of Business
Description of Business
Millendo Therapeutics, Inc. (the “Company”), a Delaware corporation, together with its subsidiaries, is a biopharmaceutical company that was previously primarily focused on developing novel treatments for orphan endocrine diseases where current therapies do not exist or are insufficient.
The Company had been developing livoletide
(AZP-531),
as a potential treatment for Prader-Willi syndrome, (“PWS”), a rare and complex genetic endocrine disease characterized by hyperphagia, or insatiable hunger. The Company discontinued the development of livoletide as a potential treatment for PWS in April 2020 based upon results from its Phase 2b trial. All costs, including estimated closeout costs associated with the livoletide program were recognized during the second quarter, which resulted in the Company recording $3.1 million in the second quarter of 2020. The Company recorded additional expense in the second half of 2020 related to the livoletide program, which reflects changes to estimated closeout costs. The Company does not expect to incur future material expenses related to this program.
In an effort to streamline costs after discontinuing the PWS program, the Company eliminated employee positions representing approximately 30% of its prior headcount, which were completed in the second quarter of 2020. The Company recorded one-time
costs of $1.1 million in the form of termination benefits to this plan in the second quarter of 2020.
The Company had also been developing nevanimibe
(ATR-101)
as a potential treatment for patients with classic congenital adrenal hyperplasia, (“CAH”), a rare, monogenic adrenal disease that requires lifelong treatment with exogenous cortisol, often at high doses. The Company elected to cease investing in the development of nevanimibe as a potential treatment for CAH in June 2020 based on an interim review of data from its Phase 2b trial. All costs, including estimated closeout costs associated with the nevanimibe program for the treatment of CAH were recognized during the second quarter of 2020. The Company recorded additional expense in the second half of 2020 related to the nevanimibe program, which reflects changes to estimated close out costs. The Company does not expect to incur future material expenses related to its nevanimibe program for the treatment of CAH as it is no longer developing this program.
The Company had also been developing a selective neurokinin
3-receptor
(NK3R) antagonist
(MLE-301)
as a potential treatment of vasomotor symptoms (“VMS”), commonly known as hot flashes and night sweats, in menopausal women. In January 2021, the Company discontinued further investment in
MLE-301
for the treatment of VMS based on an analysis of the pharmacokinetic and pharmacodynamic data from the single ascending dose portion of the Phase 1 study.
In January 2021, as a result of its decision to discontinue its investment in
MLE-301,
the Company’s Board of Directors (the “Board”) also approved a corporate restructuring plan (the “Plan”) furthering the Company’s ongoing efforts to align its resources with its current strategy and operations. In connection with the Plan, the Company plans to reduce its workforce by up to 85%, with the majority of the reduction in personnel expected to be completed by April 15, 2021. The Company initiated this reduction in force in January 2021 and expects to provide severance payments and continuation of group health insurance coverage for a specified period to the affected employees. The Company has also entered into retention arrangements with employees who are expected to remain with the Company. The Company estimates that it will incur costs of approximately $5.5 million for termination benefits and retention arrangements related to the Plan, substantially all of which will be cash expenditures.
In 2020, the Company undertook a strategic review process, which was intended to result in an actionable plan that leverages its assets, capital and capabilities to maximize stockholder value. Following an extensive process of evaluating strategic alternatives, including identifying and reviewing potential candidates for a strategic acquisition or other transaction, on March 29, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Tempest Therapeutics, Inc. (“Tempest”) under which the privately held Tempest will merge with a wholly owned subsidiary of Millendo (the “Merger”). If the Merger is completed, the business of Tempest will continue as the business of the combined company (see Note 12).
The Company had also been investigating nevanimibe
(ATR-101)
as a potential treatment for patients with endogenous Cushing’s syndrome (“CS”), a rare endocrine disease characterized by excessive cortisol production from the adrenal glands. As a result of slower than anticipated enrollment in its CS Phase 2 clinical trial, the Company elected to discontinue this trial in August 2019, suspend development of nevanimibe for the treatment of CS, and focus its resources on other programs in its research and development pipeline.
Liquidity
The Company has incurred net losses since inception and it expects to generate losses from operations for the foreseeable future primarily due to the ongoing review of corporate strategic alternatives that include, but are not limited to, the potential sale or merger of the Company or its assets. As of December 31, 2020, the Company had cash, cash equivalents and restricted cash of $38.7 million and an accumulated deficit of $245.1 million.
In December 2019, the Company sold a total of 4,791,667 shares of its common stock pursuant to an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and SVB Leerink LLC, as representatives of the several underwriters named therein (the “Underwriters”), for total net proceeds of approximately $26.5 million, after deducting underwriting discounts and commissions and other offering expenses payable by the Company. The price to the public in this offering was $6.00 per share and resulted in the sale of 4,166,667 shares of the Company’s common stock for net proceeds of approximately $23.0 million, after deducting underwriting discounts and commissions and other offering expenses payable by the Company. In addition, the Underwriters purchased an additional 625,000 shares of the Company’s common stock at the public offering price of $6.00 per share pursuant to a purchase option granted to them under the Underwriting Agreement, resulting in net proceeds of approximately $3.5 million, after deducting underwriting discounts and commissions.
In April 2019, the Company entered into an
“at-the-market”
(“ATM”) equity distribution agreement with Citigroup Global Markets Inc. acting as sole agent with an aggregate offering value of up to $50.0 million, which allows the Company to sell its common stock through the facilities of the Nasdaq Capital Market. Subject to the terms of the ATM equity distribution agreement, the Company is able to determine, at its sole discretion, the timing and number of shares to be sold under this ATM facility. In March 2020, the Company amended the equity distribution agreement to include SVB Leerink LLC as an additional sales agent for the ATM. In March 2020, the Company sold 719,400 shares of its common stock under our ATM equity distribution agreement for net proceeds of approximately $5.5 million. The Company does not expect to sell additional shares of common stock under the equity distribution agreement.
Given its limited expected financing options, the Company is currently exploring an expanded range of strategic alternatives that include, but are not limited to, the potential sale or merger of the Company or its assets. In the event that the Company does not complete the Merger with Tempest, the Company (i) may elect to pursue a dissolution and liquidation of the Company, (ii) pursue another strategic transaction or (iii) may resume research and development activities.
The Company believes its cash, cash equivalents and restricted cash at December 31, 2020 are sufficient to fund its current operations for at least 12 months following the issuance of these financial statements.